                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8267


                                Kopp Funds, Inc.
               (Exact name of registrant as specified in charter)



                            7701 France Avenue South
                                    Suite 500
                             Edina, Minnesota 55435
               (Address of principal executive offices) (Zip code)



                              Kathleen S. Tillotson
                                Kopp Funds, Inc.
                       7701 France Avenue South, Suite 500
                             Edina, Minnesota 55435
                     (Name and address of agent for service)



                                 (952) 841-0400
               Registrant's telephone number, including area code



Date of fiscal year end: September 30, 2003



Date of reporting period:  September 30, 2003

ITEM 1. REPORT TO STOCKHOLDERS.

November 15, 2003
DEAR FELLOW SHAREHOLDERS:

At the writing of this letter, the mutual fund industry is front page news. Law makers and regulators are appealing for more disclosure by mutual fund companies. Investors would like to know more about their investments and the people who manage those investments. At Kopp Funds, our disclosure efforts are guided by the premise that investors deserve procedures and information aimed to enhance shareholder value.

We are pleased to provide information to you on certain topics of shareholder concern. In our 2002 Annual Report to Shareholders, we said that "we are not market timers." Our two driving philosophies of long-term and full investment are incompatible with market timing. We actively discourage market timing to the extent we can identify it.

We monitor daily trading in the Fund. To the best of our ability, we restrict future purchases by persons who have exhibited a history of frequent trading. A list of restricted persons is maintained by the Fund and updated as necessary. Market timing is different from late trading. Late trading is illegal and, to the best of our ability, will not occur with this Fund.

Kopp Funds employs a "low turnover" philosophy. The prospectus states that the Fund expects turnover of "less than 50% annually." Indeed, the annual turnover of the Fund (since inception) has averaged less than 35%, well below industry average within the category of emerging growth. This discipline may help reduce transaction costs. In some cases, certain tax benefits can be attributed to lower turnover.

Since the inception of the Fund, I have maintained the position of being the largest single shareholder of the Fund. In addition, our employees and their families are the largest group of shareholders. As of October 31, 2003, that group has accumulated more than 10% of outstanding shares. As I have said, "We eat our own cooking."

A comprehensive recap of the Fund's investments, including the Top Ten Holdings and Top Ten Industries in which the Fund is invested, is provided monthly on our website at www.koppfunds.com. In addition, the website provides insights into our view of the current investment climate in the section titled "Market Commentary."

The past year has been fruitful for our shareholders. Our commitment to the healthcare and technology industries has held us in good stead by most measures. The rebound over the past 12 months ending on September 30, 2003 (the fiscal year of the Fund), allows for favorable comparisons against all relevant indices. We expect to continue our focus on these sectors for the next 12 months.

Our goal at Kopp Funds is to be able to assist our shareholders in achieving their investment goals. Thank you for your confidence.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President

Of course, past performance does not guarantee future results. Principal value and investment returns will fluctuate so that shares when sold may be worth more or less than their original cost. Small-cap investing carries more risk than investing in larger, more well-established companies because small companies have a higher risk of failure, experience greater price volatility, may have limited financial resources and may trade in narrow markets. Current performance may be lower or higher than the performance described. For information about the Fund, including current performance and a prospectus, call us today. Before investing, please read the prospectus and consider the Fund's investment objectives, risks, charges, and expenses carefully. You can reach us at 1-888-533-5677.

                      (This page intentionally left blank)

                                TOP ten HOLDINGS
------------------------------------------------------

                                              TICKER
                                              ------
 1.  EPICOR SOFTWARE CORPORATION              EPIC
 2.  VENTANA MEDICAL SYSTEMS, INC.            VMSI
 3.  VITESSE SEMICONDUCTOR CORPORATION        VTSS
 4.  ENTERASYS NETWORKS, INC.                 ETS
 5.  DOCUMENTUM, INC.                         DCTM
 6.  DIGIMARC CORPORATION                     DMRC
 7.  BRIO SOFTWARE, INC.*                     BRIO
 8.  STRATEX NETWORKS, INC.                   STXN
 9.  ADC TELECOMMUNICATIONS, INC.             ADCT
10.  ZYGO CORPORATION                         ZIGO

* Acquired by Hyperion Solutions Corporation on October 16, 2003, for cash and stock in Hyperion.

                               TOP ten INDUSTRIES
             ------------------------------------------------------

[PIE CHART]

                                     TOP TEN
                                    INDUSTRIES
                                ------------------
Semiconductor                         14.6%
Software Applications                 12.2%
Wireless                               9.3%
Diagnostics                            7.7%
Telecommunication Equipment            5.5%
Therapeutics/Specialty
  Compounds                            4.9%
Laser-Based Components &
  Subsystems                           4.8%
Information Security                   4.2%
Cardiovascular                           4%
Networking                             3.8%
Other Common Stocks                   27.9%
Cash & Equivalents                     1.1%

   Percentages represent market value as a percentage of total investments on
                                    9/30/03.
--------------------------------------------------------------------------------

             It should not be assumed that our stock selections or
          investment philosophy will be profitable or will equal past performance. Small-cap stocks involve greater risks and
          volatility than those of larger, more established companies.
             Potential for profit involves possibility of loss. The
         President's Letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or
         accompanied by a prospectus. For more information on the Kopp
           Emerging Growth Fund, including charges and expenses, call
         1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

            The opinions in this letter are those of Kopp Investment
          Advisors, are subject to change without notice, and may not come to pass. The Fund should be used in a program of
             diversified investing and not as a complete investment
                                    program.

KOPP EMERGING GROWTH FUND
$10,000 INITIAL INVESTMENT MADE 10/01/97 THROUGH 09/30/03

[LINE GRAPH]

                                       KOPP EMERGING         KOPP EMERGING         KOPP EMERGING         KOPP EMERGING
                                    GROWTH FUND - CLASS   GROWTH FUND - CLASS   GROWTH FUND - CLASS   GROWTH FUND - CLASS
                                        A (NO LOAD)            A (LOAD)             C (NO LOAD)                I
                                    -------------------   -------------------   -------------------   -------------------
10/1/1997                                 10000.00               9653.00                                    10000.00
3/31/1998                                  8400.00               8108.00                                     8430.00
9/30/1998                                  5810.00               5608.00                                     5840.00
3/31/1999                                  8550.00               8252.00              10569.00               8610.00
9/30/1999                                 11889.00              11476.00              14649.00              12001.00
3/31/2000                                 28437.00              27448.00              34948.00              28753.00
9/30/2000                                 30778.00              29708.00              37649.00              31170.00
3/31/2001                                 12366.00              11936.00              15087.00              12549.00
9/30/2001                                  9364.00               9039.00              11386.00               9518.00
3/31/2002                                 11294.00              10901.00              13691.00              11498.00
9/30/2002                                  5083.00               4906.00               6141.00               5186.00
3/31/2003                                  5766.00               5566.00               6933.00               5890.00
9/30/2003                                  9863.00               9520.00              11840.00              10102.00


                                     RUSSELL 2000(R)
                                          INDEX
                                     ---------------
10/1/1997                               10000.00
3/31/1998                               10554.00
9/30/1998                                8098.00
3/31/1999                                8908.00
9/30/1999                                9643.00
3/31/2000                               12230.00
9/30/2000                               11898.00
3/31/2001                               10355.00
9/30/2001                                9384.00
3/31/2002                               11804.00
9/30/2002                                8503.00
3/31/2003                                8621.00
9/30/2003                               11606.00

                         AVERAGE ANNUAL RATE OF RETURN*
                    FOR THE PERIOD ENDED SEPTEMBER 30, 2003

                                                                                       SINCE
                                                                1 YEAR    5 YEARS    INCEPTION*
                                                                ------    -------    ----------
Kopp Emerging Growth Fund -- Class A (load)                     87.24%     10.38%      -0.82%
Kopp Emerging Growth Fund -- Class A (no load)                  94.03%     11.16%      -0.23%
Kopp Emerging Growth Fund -- Class C (no load)                  92.80%        --        3.73%
Kopp Emerging Growth Fund -- Class C (load)                     91.80%        --        3.73%
Kopp Emerging Growth Fund -- Class I                            94.78%     11.58%       0.17%
Russell 2000(R) Index                                           36.50%      7.46%       2.51%

      * Class A and Class I, October 1, 1997; Class C, February 19,
        1999.

      This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements, fee waivers and Advisor recovery of fees waived. Absent expense reimbursements and fee waivers for the years ended September 30, 1999 and September 30, 1998, total returns would be reduced. Absent Advisor fee-waiver recovery for the year ended September 30, 2000, total returns would be increased.

      Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

      Russell 2000(R) Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 2000(R) Index represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000(R) Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $604,310,887)                         $ 429,939,232
  Investments in securities of
    affiliated issuers (cost
    $122,241,369)                            99,766,858
-------------------------------------------------------
Total investments in securities (cost
  $726,552,256)                             529,706,090
Receivable for securities sold                1,242,764
Receivable from capital shares sold             764,452
Income receivable                                 3,722
Prepaid expenses                                 38,819
-------------------------------------------------------
Total Assets                                531,755,847
-------------------------------------------------------
LIABILITIES
Payable for securities purchased                877,598
Payable for capital shares redeemed             713,821
Payable to investment advisor                   466,706
Payable for service fees                        270,345
Payable for distribution fees                   100,838
Payable to transfer agent                       112,632
Payable to affiliated distributor                21,298
Accrued other expenses                          150,572
-------------------------------------------------------
Total Liabilities                             2,713,810
-------------------------------------------------------
NET ASSETS                                $ 529,042,037
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                             $     580,076
Paid-in-capital in excess of par            759,428,920
Accumulated net realized losses on
  investments                               (34,120,793)
Unrealized net depreciation on
  investments                              (196,846,166)
-------------------------------------------------------
Total Net Assets                          $ 529,042,037
-------------------------------------------------------
CLASS A
Net Assets                                $ 423,165,459
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                46,485,871
Net asset value per share (note 1)        $        9.10
-------------------------------------------------------
Maximum offering price per share (note
  1)                                      $        9.43
-------------------------------------------------------
CLASS I
Net Assets                                $  76,500,515
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 8,196,671
Net asset value, offering price and
  redemption price per share              $        9.33
-------------------------------------------------------
CLASS C
Net Assets                                $  29,376,063
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 3,325,063
Net asset value and offering price per
  share (note 1)                          $        8.83
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 2003


-------------------------------------------------------
INVESTMENT INCOME
Dividends                                  $     44,484
-------------------------------------------------------
Total investment income                          44,484
-------------------------------------------------------
EXPENSES
Investment advisory fee                       3,791,309
Service fees -- Class A                         772,556
Service fees -- Class C                          47,886
12b-1 fees -- Class A                           309,023
12b-1 fees -- Class C                           143,658
Transfer agent fees and expenses                710,062
Fund administration fees                        220,668
Fund accounting fees                             86,289
Reports to shareholders                          75,289
Custody fees                                     69,668
Federal and state registration fees              54,036
Professional fees                                51,642
Directors' fees and expenses                     30,026
Other expenses                                  103,157
-------------------------------------------------------
Total expenses                                6,465,269
-------------------------------------------------------
NET INVESTMENT LOSS                          (6,420,785)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized loss on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated
    issuers                                   9,535,200
  Net realized loss on investment
    transactions of affiliated issuers      (30,385,804)
Change in unrealized appreciation on
  investments                               275,472,871
-------------------------------------------------------
Net gain on investments                     254,622,267
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $248,201,482
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year Ended        Year Ended
                                                                September 30,      September 30,
                                                                     2003              2002

------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                              $ (6,420,785)     $  (8,537,070)
Net realized loss on investments                                  (20,850,604)       (10,812,633)
Change in unrealized appreciation (depreciation) on
  investments                                                     275,472,871       (208,367,851)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      248,201,482       (227,717,554)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      95,433,954        109,793,196
    Cost of shares redeemed                                       (91,089,573)      (116,268,658)
  Class I:
    Proceeds from shares sold                                      11,970,804          3,539,306
    Cost of shares redeemed                                        (1,741,847)        (3,134,668)
  Class C:
    Proceeds from shares sold                                       7,626,720          8,779,223
    Cost of shares redeemed                                        (2,820,110)        (6,505,426)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                               19,379,948         (3,797,027)
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           267,581,430       (231,514,581)
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                                 261,460,607        492,975,188
------------------------------------------------------------------------------------------------
End of year                                                      $529,042,037      $ 261,460,607
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                       Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                       Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
                                          2003           2002           2001           2000            1999
                                       ----------     ----------     ----------     ----------      ----------
                                        Class A        Class A        Class A        Class A         Class A
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period      $ 4.69         $ 8.64         $30.78          $11.89         $ 5.81

----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss                        (0.11)(3)      (0.15)(3)      (0.22)(3)       (0.38)(2)      (0.14)(3)
Net realized and unrealized gain
  (loss) on investments                     4.52          (3.80)        (19.83)          19.27           6.22
----------------------------------------------------------------------------------------------------------------------
Total from investment operations            4.41          (3.95)        (20.05)          18.89           6.08

----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain        --             --            (2.09)           --             --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.10         $ 4.69         $ 8.64          $30.78         $11.89

----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)       $423,165       $217,177       $412,503      $1,201,524       $404,630
Ratio of expenses to average net
  assets                                    1.72%          1.69%          1.60%           1.68%(9)       1.50%(4)
Ratio of net investment loss to
  average net assets                       (1.71)%        (1.67)%        (1.43)%         (1.55)%(9)     (1.44)%(6)
Portfolio turnover rate(10)                 26.9%          17.4%           6.6%           21.9%          41.3%
Total return(11)                           94.03%        (45.72)%       (69.58)%        158.87%        104.65%

----------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations for Class C.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(4) Absent voluntary fee waivers for the year ended September 30, 1999, the ratio of expenses to average net assets would have been 1.70% for Class A and 1.35% for Class I.

(5) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.

(6) Absent voluntary fee waivers for the year ended September 30, 1999, the ratio of net investment loss to average net assets would have been (1.64)% for Class A and (1.29)% for Class I.

                                       9

Year Ended     Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,    Sept. 30,    Sept. 30,
   2003           2002           2001           2000          1999          2003          2002         2001         2000
----------     ----------     ----------     ----------    ----------    ----------    ----------   ----------   ----------
 Class I        Class I        Class I        Class I       Class I       Class C       Class C      Class C      Class C
---------------------------------------------------------------------------------------------------------------------------
 $ 4.79          $ 8.79          $31.17         $12.00       $ 5.84        $ 4.58        $ 8.49       $30.49       $11.85
---------------------------------------------------------------------------------------------------------------------------
  (0.08)(3)       (0.12)(3)       (0.18)(3)      (0.30)(2)    (0.09)(3)     (0.14)(3)     (0.21)(3)    (0.29)(3)    (0.60)(2)
   4.62           (3.88)         (20.11)         19.47         6.25          4.39         (3.70)      (19.62)       19.24
---------------------------------------------------------------------------------------------------------------------------
   4.54           (4.00)         (20.29)         19.17         6.16          4.25         (3.91)      (19.91)       18.64
---------------------------------------------------------------------------------------------------------------------------
     --            --             (2.09)          --           --            --            --          (2.09)        --
---------------------------------------------------------------------------------------------------------------------------
 $ 9.33          $ 4.79          $ 8.79         $31.17       $12.00        $ 8.83        $ 4.58       $ 8.49       $30.49
---------------------------------------------------------------------------------------------------------------------------
 $76,501        $31,920         $58,767       $200,347      $64,653       $29,376       $12,364      $21,705      $44,111
    1.27%          1.34%           1.25%          1.33%(9)     1.15%(4)      2.37%         2.34%        2.25%        2.33%(9)
   (1.36)%        (1.32)%         (1.08)%        (1.20)%(9)    (1.09)%(6)    (2.36)%      (2.32)%      (2.08)%      (2.20)%(9)
    26.9%          17.4%            6.6%          21.9%        41.3%         26.9%         17.4%         6.6%        21.9%
   94.70%        (45.51)%        (69.47)%       159.75%      105.48%        92.80%       (46.05)%     (69.79)%     157.30%
---------------------------------------------------------------------------------------------------------------------------

  Feb. 19,
  1999(1)
  through
 Sept. 30,
    1999
---------
  Class C
---------
   $ 8.09
---------
    (0.07)(3)
     3.83
---------
     3.76
---------
     --
---------
   $11.85
---------
   $1,891
     2.15%(5)(8)
    (2.09)%(7)(8)
     41.3%
    46.48%(12)
---------

 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) Annualized.

 (9) For the year ended September 30, 2000, the ratio includes Advisor fee-waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11) Total return excludes sales charges.

(12) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2003

Number of
  Shares                                              Value

---------------------------------------------------------------
COMMON STOCK -- 99.0%
---------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 0.9%
   250,000   SERENA Software, Inc.                 $  4,650,000
---------------------------------------------------------------
ARTHROSCOPY -- 1.2%
   350,000   ArthroCare Corporation                   6,237,000
---------------------------------------------------------------
CARDIOVASCULAR -- 4.0%
 1,000,000   CardioDynamics International
              Corporation                             4,490,000
 2,135,703   Endocardial Solutions, Inc.(#)          10,678,515
   185,000   Zoll Medical Corporation                 5,929,250
---------------------------------------------------------------
                                                     21,097,765
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 2.5%
 3,729,286   Brio Software, Inc.(#)                  13,425,430
---------------------------------------------------------------
DIAGNOSTICS -- 7.7%
   200,000   Biosite Diagnostics, Inc.                5,676,000
   270,000   Cholestech Corporation                   2,052,000
   150,000   Gen-Probe Incorporated                   8,125,500
   865,300   Quidel Corporation                       5,806,163
   470,000   Ventana Medical Systems, Inc.           18,941,000
---------------------------------------------------------------
                                                     40,600,663
---------------------------------------------------------------
ELECTRONIC COMPONENTS/MANUFACTURING -- 1.5%
   300,000   Artesyn Technologies, Inc.               2,274,000
   200,000   Plexus Corp.                             3,108,000
   250,000   Sanmina-SCI Corporation                  2,425,000
---------------------------------------------------------------
                                                      7,807,000
---------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.8%
   250,000   Artisan Components, Inc.                 4,202,500

Number of
  Shares                                              Value
---------------------------------------------------------------
GENOMICS -- 2.0%
   750,000   CuraGen Corporation                   $  3,772,500
   800,000   Sangamo BioSciences, Inc.                3,200,000
   750,000   Transgenomic, Inc.(#)                    1,177,500
 1,780,000   Transgenomic, Inc. -- Restricted(#+)     2,652,200
---------------------------------------------------------------
                                                     10,802,200
---------------------------------------------------------------
IMAGING -- 2.6%
   300,000   SonoSite, Inc.                           6,003,000
   400,000   Vital Images, Inc.                       7,487,600
---------------------------------------------------------------
                                                     13,490,600
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.1%
   580,000   Adept Technology, Inc.                     533,600
---------------------------------------------------------------
INFORMATION SECURITY -- 4.2%
   950,000   Digimarc Corporation(#)                 13,974,500
   200,000   Macrovision Corporation                  3,694,000
   130,000   SafeNet, Inc.                            4,696,900
---------------------------------------------------------------
                                                     22,365,400
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.1%
   640,000   Lightbridge, Inc.                        6,035,200
---------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 4.8%
 3,000,000   Finisar Corporation                      6,750,000
 2,400,000   JDS Uniphase Corporation                 8,640,000
 4,025,000   Oplink Communications, Inc.             10,183,250
---------------------------------------------------------------
                                                     25,573,250
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 2.6%
   260,000   CyberOptics Corporation                  2,431,000
   702,500   Zygo Corporation                        11,521,000
---------------------------------------------------------------
                                                     13,952,000

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2003

Number of
  Shares                                              Value
---------------------------------------------------------------
NETWORKING -- 3.8%
   400,000   Computer Network Technology
              Corporation                          $  3,472,000
 4,000,000   Enterasys Networks, Inc.                16,000,000
    83,470   Larscom Incorporated -- Class A            343,896
---------------------------------------------------------------
                                                     19,815,896
---------------------------------------------------------------
ORTHOPEDICS -- 1.2%
   400,000   Interpore International, Inc.            6,144,000
---------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 2.5%
 1,070,000   Array BioPharma Inc.                     5,864,670
   440,000   Caliper Technologies Corp.               2,750,000
   170,000   Harvard Bioscience, Inc.                 1,261,400
   200,000   Molecular Devices Corporation            3,484,000
---------------------------------------------------------------
                                                     13,360,070
---------------------------------------------------------------
RESPIRATORY/PATIENT MONITORING -- 0.3%
   120,000   Therasense, Inc.                         1,498,800
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 2.8%
   200,000   Brooks Automation, Inc.                  4,180,000
   200,000   MKS Instruments, Inc.                    4,332,000
   450,500   Trikon Technologies, Inc.                2,743,545
   180,000   Veeco Instruments Inc.                   3,592,800
---------------------------------------------------------------
                                                     14,848,345

Number of
  Shares                                              Value
---------------------------------------------------------------
SEMICONDUCTOR -- 14.6%
   800,000   ANADIGICS, Inc.                       $  3,800,000
   500,000   Applied Micro Circuits Corporation       2,435,000
   600,000   Centillium Communications, Inc.          4,242,000
 2,000,000   Conexant Systems, Inc.                  11,320,000
 1,000,000   Mindspeed Technologies Inc.              5,390,000
   500,000   PMC-Sierra, Inc.                         6,595,500
 1,440,000   QuickLogic Corporation(#)                9,576,000
   700,000   Skyworks Solution, Inc.                  6,370,000
   335,000   Synaptics Incorporated                   3,604,600
 2,600,000   Vitesse Semiconductor Corporation       16,640,000
 1,800,000   WJ Communications, Inc.                  7,452,000
---------------------------------------------------------------
                                                     77,425,100
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 12.2%
   675,000   Documentum, Inc.                        14,384,250
 2,220,000   Epicor Software Corporation(#)          19,846,800
   750,000   MapInfo Corporation                      7,192,500
   650,000   MRO Software, Inc.                       8,872,500
   600,000   PLATO Learning, Inc.                     4,626,000
   750,000   Retek Inc.                               5,062,500
   925,000   Vastera, Inc.                            4,754,500
---------------------------------------------------------------
                                                     64,739,050
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 2.4%
   250,000   CIMA Labs Inc.                           6,987,500
 1,482,500   InKine Pharmaceutical Company, Inc.      5,870,700
---------------------------------------------------------------
                                                     12,858,200
---------------------------------------------------------------
SURGICAL PRODUCTS -- 0.6%
   125,000   Closure Medical Corporation              3,048,750

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2003

Number of
  Shares                                              Value
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.5%
 5,000,000   ADC Telecommunications, Inc.          $ 11,650,000
   200,000   Advanced Fibre Communications, Inc.      4,194,000
   650,000   Network Equipment Technologies, Inc.     5,947,500
 1,610,000   Tut Systems, Inc.(#)                     7,486,500
---------------------------------------------------------------
                                                     29,278,000
---------------------------------------------------------------
TEST AND MEASUREMENT -- 2.1%
   675,000   LeCroy Corporation(#)                   10,820,250
---------------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 4.9%
   400,000   Cell Genesys, Inc.                       5,032,000
 1,083,333   Neose Technologies, Inc.(#)             10,129,163
   500,000   Symyx Technologies, Inc.                10,770,000
---------------------------------------------------------------
                                                     25,931,163
---------------------------------------------------------------
VOICE PROCESSING -- 0.8%
   800,000   Captaris Inc.                            4,232,000
---------------------------------------------------------------
WIRELESS -- 9.3%
   500,000   EMS Technologies, Inc.                   8,490,000
   500,000   Itron, Inc.                             10,035,000
 5,000,000   Proxim Corporation -- Class A            7,450,000
   900,000   REMEC, Inc.                              9,180,000
   300,000   RF Monolithics, Inc.                     1,968,000
 3,150,000   Stratex Networks, Inc.                  12,127,500
---------------------------------------------------------------
                                                     49,250,500
---------------------------------------------------------------
Total Common Stock (cost $720,868,898)              524,022,732

Number of
  Shares                                              Value
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.1%
---------------------------------------------------------------
INVESTMENT COMPANY -- 1.1%
 5,683,358   First American Prime Obligations
              Fund, Class I*(*)                    $  5,683,358
---------------------------------------------------------------
Total Short-Term Investment (cost $5,683,358)         5,683,358
---------------------------------------------------------------
Total Investments -- 100.1% (cost $726,552,256)     529,706,090
---------------------------------------------------------------
Liabilities, less Other Assets -- (0.1)%               (664,053)
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $529,042,037
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 7.

+ Fair valued and unregistered security.

* Income producing security. All other securities are non-income producing.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2003

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price. For securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is below the bid, the bid will be the closing price. Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under supervision of the Board of Directors of the Company. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post-October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate market value of illiquid or restricted securities subject to this limitation as of September 30, 2003 was $2,652,200, which represents 0.5% of the Fund's net assets. Information concerning illiquid or restricted securities is as follows:

                                       Date
Security                   Shares    Acquired    Cost Basis
-----------------------------------------------------------
Transgenomic, Inc.        1,780,000   9/9/2003   $1,780,000

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

At September 30, 2003, the Fund had net realized capital loss carryovers of $187,528, $208,436, and $12,647,345 expiring in 2009, 2010, and 2011, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover. During the fiscal year ended September 30, 2003, the Fund utilized post-October capital losses of $11,974,762. The Fund incurred losses in the amount of $20,143,957 from November 1, 2002 to September 30, 2003. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2004.
Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, a reclassification adjustment has been made to decrease accumulated net investment loss by $6,420,785 and decrease paid-in-capital in excess of par by $6,420,785.

At September 30, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)                    $ 727,485,783
                                          -------------
Gross unrealized appreciation             $ 129,109,369
Gross unrealized depreciation              (326,889,062)
                                          -------------
Net unrealized depreciation on
  investments                             $(197,779,693)
                                          =============
Undistributed ordinary income             $          --
Undistributed long-term capital gain                 --
                                          -------------
Total distributable earnings              $          --
                                          =============
Other accumulated losses                  $ (33,187,266)
                                          -------------
Total accumulated losses                  $(230,966,959)
                                          =============

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to the deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                              Class A              Class A
                             Year Ended           Year Ended
                         September 30, 2003   September 30, 2002
                         ------------------   ------------------
Shares sold                  13,976,915           11,684,326
Shares redeemed             (13,776,096)         (13,133,833)
----------------------------------------------------------------
Net increase (decrease)         200,819           (1,449,507)

                              Class I              Class I
                             Year Ended           Year Ended
                         September 30, 2003   September 30, 2002
                         ------------------   ------------------
Shares sold                   1,792,092              359,131
Shares redeemed                (256,302)            (381,610)
----------------------------------------------------------------
Net increase (decrease)       1,535,790              (22,479)

                              Class C              Class C
                             Year Ended           Year Ended
                         September 30, 2003   September 30, 2002
                         ------------------   ------------------
Shares sold                   1,067,894            1,058,087
Shares redeemed                (440,817)            (915,341)
----------------------------------------------------------------
Net increase                    627,077              142,746

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended September 30, 2003, were $115,326,246 and $100,790,038, respectively. There were no purchases or sales of long-term U.S. government securities.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, LLC (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 2003, there were $738,284 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Upon termination of the 12b-1 Plan, the Fund is not contractually obligated to continuing paying these excess costs. As such, this amount has not been recorded as a liability in the Fund's records.

Distribution and shareholder servicing fees incurred by Class A shares for the year ended September 30, 2003 were $309,023 and $772,556, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the year ended September 30, 2003 were $24,267 and $60,666, respectively. The Fund was advised that the Distributor advanced $76,321 of distribution and shareholder servicing fees related to Class C shares for the year ended September 30, 2003. Distribution and shareholder servicing fees incurred by Class C shares for the year ended September 30, 2003 were $143,658 and $47,886, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the year ended September 30, 2003 were $36,694 and $12,232, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $172,123 and contingent deferred sales charges on Class C shares of $8,191 for the year ended September 30, 2003.

7. OTHER AFFILIATES *

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of September 30, 2003 amounted to $99,766,858 representing 18.9% of net assets. Transactions during the year ended September 30, 2003 in which the issuer was an "affiliated person" are as follows:

                                                               Computer
                                   Applied         Brio         Network                    Endocardial     Epicor        Larscom
                                Microsystems    Software,     Technology      Digimarc     Solutions,     Software     Incorporated
                                Corporation**      Inc.      Corporation**   Corporation      Inc.       Corporation   Class A**(1)
                                -------------   ---------    -------------   -----------   -----------   -----------   ------------
September 30, 2002
 Balance
 Shares                              500,000     2,211,986      1,370,000        930,700      762,500     2,105,000         85,714
 Cost                            $ 2,851,806    $5,264,527   $ 27,954,910    $20,894,760   $4,575,000    $4,897,628     $6,333,903
Gross Additions
 Shares                                   --     1,517,300        130,000         19,300    1,373,203       395,000             --
 Cost                            $        --    $2,617,000   $  1,245,960    $   273,079   $4,036,113    $  788,757     $       --
Gross Deductions
 Shares                              500,000            --      1,100,000             --           --       280,000          2,244
 Cost                            $ 2,851,806    $       --   $ 24,055,175    $        --   $       --    $1,686,946     $  190,963
September 30, 2003
 Balance
 Shares                                   --     3,729,286        400,000        950,000    2,135,703     2,220,000         83,470
 Cost                            $        --    $7,881,527   $  5,145,695    $21,167,839   $8,611,113    $3,999,439     $6,142,940
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss)             $(2,747,510)   $        0   $(14,836,217)   $         0   $        0    $  538,276     $ (180,725)
-----------------------------------------------------------------------------------------------------------------------------------
Investment income                $         0    $        0   $          0    $         0   $        0    $        0     $        0
-----------------------------------------------------------------------------------------------------------------------------------


                                                  Neose                                                    Trans-
                                  LeCroy      Technologies,   QuickLogic      REMEC,        SafeNet,      genomic,    Tut Systems,
                                Corporation       Inc.        Corporation    Inc.**(2)     Inc.**(3)        Inc.          Inc.
                                -----------   -------------   -----------    ---------     ---------      --------    ------------
September 30, 2002
 Balance
 Shares                             720,000        640,000      1,315,000       830,000        162,500      670,000     1,620,000
 Cost                           $17,212,755    $22,976,916    $19,651,549   $17,185,250   $ 30,878,569   $7,231,075   $12,214,058
Gross Additions
 Shares                                  --        443,333        183,000        70,000             --    1,860,000            --
 Cost                           $        --    $ 2,974,095    $   306,308   $   384,788   $         --   $1,897,259   $        --
Gross Deductions
 Shares                              45,000             --         58,000            --         32,500           --        10,000
 Cost                           $ 1,701,336    $        --    $ 1,480,915   $        --   $ 11,313,805   $       --   $   700,313
September 30, 2003
 Balance
 Shares                             675,000      1,083,333      1,440,000       900,000        130,000    2,530,000     1,610,000
 Cost                           $15,511,419    $25,951,011    $18,476,942   $17,570,038   $ 19,564,764   $9,128,334   $11,513,745
---------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss)            $(1,223,187)   $         0    $(1,046,645)  $         0   $(10,202,783)  $        0   $  (687,013)
---------------------------------------------------------------------------------------------------------------------------------
Investment income               $         0    $         0    $         0   $         0   $          0   $        0   $         0
---------------------------------------------------------------------------------------------------------------------------------


                                   Total
                                   -----
September 30, 2002
 Balance
 Shares
 Cost                           $200,122,706
Gross Additions
 Shares
 Cost                           $ 14,523,359
Gross Deductions
 Shares
 Cost                           $ 43,981,259
September 30, 2003
 Balance
 Shares
 Cost                           $170,664,806
--------------------------------------------
Realized gain (loss)            $(30,385,804)
--------------------------------------------
Investment income               $          0
--------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the year ended September 30, 2003, but not at September 30, 2003.

(1) September 30, 2002 shares adjusted for 1.00/7.00 stock split on June 6,
    2003.

(2) Formerly known as Spectrian Corporation (acquired by REMEC, Inc. on December 24, 2002 in a 1.00/1.00 share ratio).

(3) Formerly known as Cylink Corporation (acquired by SafeNet, Inc. on February 7, 2003 in a 0.05/1.00 share ratio).

8. LINE OF CREDIT

The Fund has a $50,000,000 line of credit with U.S. Bank, N.A expiring July 31, 2004. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the year ended September 30, 2003, the Fund did not draw upon the line of credit.

9. RELATED PARTY TRANSACTIONS

As of September 30, 2003, officers and directors of the Fund beneficially owned 6,378,871 shares or 11.00% of the Fund's outstanding shares (1.39% of which was owned through the Advisor's profit sharing plan).

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Kopp Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopp Emerging Growth Fund (a series of Kopp Funds, Inc., hereafter referred to as the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 24, 2003

DIRECTORS AND OFFICERS OF THE FUND

                            Positions(s)              Term of Office
                              Held with               and Length of                Principal Occupation(s)
 Name, Address, and Age       the Fund                 Time Served                   During Past 5 Years
 ----------------------     ------------              --------------               -----------------------

INDEPENDENT DIRECTORS
Robert L. Stehlik          Director          Term expiring earlier of death,   Retired; Senior Vice President,
10313 Normandy Crest                         resignation, removal,             Peoples Bank of Commerce
Eden Prairie, MN 55347                       disqualification, or successor    (1998-2003); Senior Vice
Age: 65                                      duly elected and qualified.       President, Richfield Bank &
                                             Director of the Fund since 1997.  Trust Co., (1994-1998)

Thomas R. Stuart           Director          Term expiring earlier of death,   Chairman and Chief Executive
3400 Technology Drive                        resignation, removal,             Officer, Bureau of Engraving,
Minneapolis, MN 55418                        disqualification, or successor    Inc., a private manufacturer
Age: 59                                      duly elected and qualified.       (1988-present)
                                             Director of the Fund since 1997.


INTERESTED DIRECTOR
LeRoy C. Kopp*             Director,         Term expiring earlier of death,   President and Chief Investment
7701 France Avenue South,  President,        resignation, removal,             Officer, Kopp Investment
Suite 500                  Chief Executive   disqualification, or successor    Advisors, LLC (1990- present)
Edina, MN 55435            Officer           duly elected and qualified.
Age: 69                                      Director of the Fund since 1997.

* Mr. Kopp is considered an "interested" Director because he controls Kopp Holding Company, LLC which owns 100%
  of Kopp Investment Advisors, LLC, Advisor of the Fund.

OFFICERS
John P. Flakne             Chief Financial   Re-elected by the Board           Executive Vice President, Kopp
7701 France Avenue South,  Officer,          annually; Chief Financial         Investment Advisors, LLC (2003-
Suite 500                  Treasurer         Officer and Treasurer of the      present); Chief Financial
Edina, MN 55435                              Fund since 1998.                  Officer, Kopp Investment
Age: 38                                                                        Advisors, LLC and Chief
                                                                               Executive Officer and Chief
                                                                               Financial Officer of the
                                                                               Distributor (2000-present);
                                                                               Controller, Kopp Investment
                                                                               Advisors, LLC (1998-2000);
                                                                               Caterpillar Paving Products,
                                                                               Inc. (1998); Bertram, Vallez,
                                                                               Kaplan & Talbot, Ltd. (1997-
                                                                               1998)
Kathleen S. Tillotson      Executive Vice    Re-elected by the Board           Executive Vice President, Kopp
7701 France Avenue South,  President,        annually; Executive Vice          Investment Advisors, LLC (2003-
Suite 500                  Secretary         President and Secretary of the    present); Vice President, Kopp
Edina, MN 55435                              Fund since 1997.                  Investment Advisors, LLC (1996-
Age: 47                                                                        2003); General Counsel, Kopp
                                                                               Investment Advisors, LLC (1996-
                                                                               present); Secretary, Kopp
                                                                               Investment Advisors, LLC
                                                                               (2000-present); Vice President,
                                                                               Secretary, and General Counsel
                                                                               of Centennial Lakes Capital,
                                                                               LLC, the Fund's Distributor
                                                                               ("Distributor") (1997-present);
                                                                               Assistant Secretary of the
                                                                               Distributor (1998-1999)
Gregory S. Kulka           First Vice        Re-elected by the Board           Executive Vice President, Kopp
7701 France Avenue South,  President         annually; First Vice President    Investment Advisors, LLC (2003-
Suite 500                                    of the Fund since 1997.           present); First Vice President,
Edina, MN 55435                                                                Kopp Investment Advisors, LLC
Age: 48                                                                        (1991- 2003); Vice President of
                                                                               the Distributor (1997-present)

                                                     Other Public
                           Number of Portfolios in   Directorships
                            Fund Complex Overseen       Held by
 Name, Address, and Age          by Director           Director
 ----------------------    -----------------------   -------------
INDEPENDENT DIRECTORS
Robert L. Stehlik                   1                 None
10313 Normandy Crest
Eden Prairie, MN 55347
Age: 65

Thomas R. Stuart                    1                 None
3400 Technology Drive
Minneapolis, MN 55418
Age: 59

INTERESTED DIRECTOR
LeRoy C. Kopp*                      1                 None
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 69

* Mr. Kopp is considered
  of Kopp Investment Advi
OFFICERS
John P. Flakne             NA                         NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 38
Kathleen S. Tillotson      NA                         NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 47
Gregory S. Kulka           NA                         NA
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 48

The Statement of Additional Information (SAI) includes additional information about fund directors and officers and is available upon request without charge by calling 1-888-533-5677, or writing Kopp Funds, Inc., 7701 France Avenue South, Suite 500, Edina, MN 55435.

[KOPP FUND LOGO]

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                        ANNUAL REPORT 2003

U.S. BANCORP FUND SERVICES, LLC

For overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds is distributed by Centennial Lakes Capital, LLC, a member of the NASD and an affiliate of Kopp Investment Advisors, LLC and the Fund.
(C)2003 Kopp Investment Advisors, LLC

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that there are two audit committee financial experts serving on its audit committee. Mr. Thomas R. Stuart and Mr. Robert L. Stehlik are the audit committee financial experts and are considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  Kopp Funds, Inc.
                   ------------------------------------------------

     By (Signature and Title) /s/ LeRoy C. Kopp
                              -------------------------------------------------
                              LeRoy C. Kopp, Chief Executive Officer, President

     Date   12/1/03
            ----------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ LeRoy C. Kopp
                              -------------------------------------------------
                              LeRoy C. Kopp, Chief Executive Officer, President

     Date   12/1/03
            -------------------------------------------------------


     By (Signature and Title) /s/ John P. Flakne
                              --------------------------------------------------
                              John P. Flakne, Chief Financial Officer, Treasurer

     Date   12/1/03
            ----------------------------------------------